29 Earnings per share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Earnings per share
29	Earnings per share

The Company calculates earnings per share by dividing the net income, referring to each class of share, by total outstanding common shares during the fiscal year.

At the extraordinary general shareholders´ meeting held on October 5, 2020, Sendas’ shareholders voted to approve the reverse stock split of 3,269,992,034 (three billion, two hundred and sixty-nine million, nine hundred and ninety-two thousand and thirty-four) common shares, with no par value issued by Sendas Distribuidora, in the proportion of 12.1854776946393 to 1 (one) (the “Reverse Stock Split”). Immediately following the Reverse Stock Split, capital stock of Sendas Distribuidora was represented by 268,351,567 (two hundred and sixty-eight million, three hundred and fifty-one thousand, five hundred and sixty-seven) common shares, with no par value.

The table below sets forth the net income available to holders of common shares and the weighted average number of common shares outstanding used to calculate basic and diluted earnings per share in each reporting exercise:

	For the year ended December 31,
	2020	2019	2018
		Restated
Basic and diluted number:
Allocated basic earnings and not distributed- Continued operation	1,189	1,076	1,076
Allocated basic earnings and not distributed- Discontinued operation	209	(29)	—
Net income allocated available to common shareholders	1,398	1,047	1,076
Basic and diluted denominator (millions of shares)
Weighted average of the number of shares	268	258	173
Basic and diluted earnings per million shares (R$) - Continued operations	4.43657	4.17054	6.21186
Basic and diluted earnings per million shares (R$) - Attributable to controlling shareholders	5.21642	4.05814	6.21186